SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 8, 2005
(Date of earliest event reported)

Commission File No.:  333-104283



                          Morgan Stanley Capital I Inc.
             (Exact name of registrant as specified in its charter)
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       Delaware                                          13-3291626
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
of Incorporation)


1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

ITEM 8.01   Other Events.
            ------------


The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-104283) (the "Registration Statement")

            Collateral/Structural Term Sheet

            Morgan Stanley & Co. Incorporated, as an underwriter (the "Underwriter") of certain of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-IQ9, has provided a prospective purchaser of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-1A, Class A-J, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with a collateral and structural term sheet (the "Collateral/Structural Term Sheet"). The Offered Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the "Act"). The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-104283) (the "Registration Statement"). The Registrant hereby incorporates the Collateral/Structural Term Sheet by reference in the Registration Statement. Any statement or information contained in the Collateral/Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



ITEM 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                             Collateral/Structural Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY CAPITAL I INC.




                                       By: /s/ Warren H. Friend
                                           -------------------------------------
                                           Name:   Warren H. Friend
                                           Title:  Vice President


Date:  February 8, 2005

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

   99.1                Collateral/Structural Term Sheet                  E